Exhibit 10.17.6

FIFTH AMENDMENT

TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the 24th day of September, 2007, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as “Borrower”), CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation (hereinafter referred to as the “Parent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, a German banking corporation, PNC BANK, NATIONAL ASSOCIATION, a national banking association, SUNTRUST BANK, a Georgia banking corporation, KEYBANK NATIONAL ASSOCIATION, a national banking association, ALLIED IRISH BANKS, P.L.C., an Irish publicly quoted company, LASALLE BANK NATIONAL ASSOCIATION, a national banking association, SOCIETE GENERALE, UNION BANK OF CALIFORNIA, N.A., a national banking association, and WESTDEUTSCHE IMMOBILIENBANK, a German banking corporation (hereinafter referred to individually as an “Existing Lender” and collectively as “Existing Lenders”), and AAREAL BANK AG, a German banking association (hereinafter referred to as “New Lender”) (New Lender and Existing Lenders are sometimes hereinafter referred to individually as a “Lender” and collectively as the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as contractual representative of the Lenders (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Parent, the Existing Lenders party thereto and Agent entered into that certain Sixth Amended and Restated Credit Agreement dated as of February 28, 2003 (the “Credit Agreement”), pursuant to which the Existing Lenders party thereto agreed to extend to Borrower a credit facility (the “Credit Facility”) in the aggregate principal amount of up to Two Hundred Fifty-Five Million and No/100 Dollars ($255,000,000.00) at any one time outstanding; and

WHEREAS, Borrower, Parent, the Existing Lenders party thereto and Agent entered into that certain First Amendment to Sixth Amended and Restated Credit Agreement dated as of May 3, 2004 (the “First Amendment”), pursuant to which the parties modified and amended the Credit Agreement to, among other matters, increase the aggregate principal amount of the Credit Facility to up to Three Hundred Seventy-Three Million and No/100 Dollars ($373,000,000.00) at any one time outstanding; and

WHEREAS, Borrower, Parent, the Existing Lenders party thereto and Agent entered into that certain Second Amendment to Sixth Amended and Restated Credit Agreement dated as of September 21, 2005 (the “Second Amendment”), pursuant to which the parties modified and amended the Credit Agreement as more particularly set forth therein; and

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WHEREAS, Borrower, Parent, the Existing Lenders party thereto and Agent entered into that certain Third Amendment to Sixth Amended and Restated Credit Agreement dated as of February 14, 2006 (the “Third Amendment”), pursuant to which the parties modified the Credit Agreement to, among other matters, increase the maximum aggregate principal amount of the Credit Facility to up to Four Hundred Seventy-Six Million Dollars ($476,000,000.00) at any one time outstanding

WHEREAS, Borrower, Parent, the Existing Lenders party thereto and Agent entered into that certain Fourth Amendment to Sixth Amended and Restated Credit Agreement dated as of August 29, 2006 (the “Fourth Amendment”), pursuant to which the parties modified and amended the Credit Agreement as more particularly set forth therein (the Credit Agreement as modified by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment being hereinafter referred to as the “Credit Agreement”); and

WHEREAS, Borrower, Parent, Lenders and Agent desire to further modify and amend the Credit Agreement in order to increase the maximum aggregate principal amount of the Credit Facility to up to Five Hundred Twenty-Five Million Dollars ($525,000,000.00), to make the New Lender a party thereto, and for the other purposes set forth herein, all as more particularly set forth hereinbelow.

NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower, Parent, Lenders, and Agent, Borrower, Parent, Lenders and Agent do hereby covenant and agree as follows:

1.         Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

2.         Exercise of Accordion. Borrower has notified Agent that it has exercised its rights under Section 2.11 of the Credit Agreement to request an increase of $49,000,000.00 in the aggregate amount of the Commitments. After giving effect to such increase, the aggregate amount of the Commitments shall not exceed $525,000,000.00.

3.         Commitment. (a) From and after the effective date hereof, the Commitment of each Lender shall be the amount set forth beside each Lender’s name below:

Lender	Commitment
Wells Fargo Bank, National Association	$85,000,000.00
Wachovia Bank, National Association	$47,000,000.00
U.S. Bank National Association	$71,000,000.00
Commerzbank AG, New York and Grand Cayman	$47,000,000.00

Branches
PNC Bank, National Association	$47,000,000.00
SunTrust Bank	$32,000,000.00
KeyBank National Association	$47,000,000.00
LaSalle Bank National Association	$20,000,000.00
Allied Irish Banks, p.l.c.	$20,000,000.00
Societe Generale	$20,000,000.00
Union Bank of California N.A.	$20,000,000.00
Westdeutsche ImmobilienBank	$20,000,000.00
Aareal Bank AG	$49,000,000.00

4.         Availability of Proceeds. Notwithstanding anything to the contrary in the foregoing, in no event shall Borrower be entitled to any Advance if immediately after the making of such Advance, the aggregate principal amount of all outstanding Advances together with the aggregate amount of all Letter of Credit Liabilities would exceed either (a) the aggregate amount of the Commitments or (b) the Borrowing Base, as adjusted to reflect the release of the Collateral Property commonly known as Twin Peaks Mall located in Boulder County, Colorado from the Liens created by the Collateral Documents (the "Twin Peaks Release"). Giving effect to the Twin Peaks Release, the Borrowing Base is the amount set forth as such in the Borrowing Base Certificate submitted by Borrower in connection with this release.

5.         Additional Collateral Property. Borrower has notified Agent that it desires to include a Property commonly known as Turtle Creek Mall located in Hattiesburg, Mississippi as Collateral Property (the "Hattiesburg Mall"). Notwithstanding anything to the contrary contained herein, the Hattiesburg Mall shall not be deemed to be a Collateral Property and shall not be included in the Borrowing Base until all conditions for Hattiesburg Mall to become a Collateral Property pursuant to Section 4.1 and Section 6.3 of the Credit Agreement have been satisfied in full.

6.         Litigation. Borrower warrants and represents that Schedule 7.1(f) attached to the Credit Agreement is true, accurate and complete as of the date hereof.

7.         Addition of New Lender. Borrower, Agent, Existing Lenders and New Lender hereby acknowledge, agree and confirm that, by its execution of this Amendment, immediately upon the effectiveness of this Amendment, New Lender will be deemed to be a party to the Credit Agreement, as amended, and a “Lender” for all purposes under the Credit Agreement and the other Loan Documents, and shall have all of the rights and benefits of a Lender thereunder as fully as if it had executed the Credit Agreement and the other Loan Documents.

8.         Conditions Precedent. Subject to the other terms and conditions hereof, this Amendment shall not become effective until the Agent shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Agent:

(a)       counterparts of this Amendment duly executed and delivered by Borrower, Parent, Agent and each of the Lenders;

(b)       Promissory Note executed by the Borrower, payable to New Lender, in the face amount of such New Lender’s Commitment (the “Note”);

(c)       an amendment to each Mortgage (collectively, the “Mortgage Amendments”) encumbering a Collateral Property, amending each such Mortgage to reflect this Amendment and the transactions contemplated hereby;

(d)       endorsements to each of the title insurance policies insuring the validity and priority of the Mortgages (as amended by the Mortgage Amendments) covered thereby as a first priority Lien upon the Property described therein, subject to Permitted Liens, and increasing the amounts of such policies to amounts approved by Agent;

(e)       Acknowledgements and Consents executed by the Parent and each Guarantor (collectively, the “Guarantor Consents”), consenting to this Amendment and the transactions contemplated hereby;

(f)        a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL Holdings I, Inc. have not been modified since August 29, 2006; (ii) that the Partnership Agreement and Certificate of Limited Partnership of Borrower have not been modified since August 29, 2006; (iii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of Borrower of this Amendment and the other instruments, documents or agreements executed and delivered by or on behalf of Borrower in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or Borrower are hereinafter collectively referred to as the “Borrower Amendment Documents”); and (iv) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Borrower Amendment Documents to which CBL Holdings I, Inc. or Borrower is a party;

(g)       a certificate of the Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that the Partnership Agreements, Certificates of Limited Partnership, Articles of Incorporation, Articles of Organization, Bylaws and other organizational documents of each Loan Party owning a Collateral Property have not been modified since August 29, 2006; (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of each Loan Party owning a Collateral Property of the Mortgage Amendments, the Guarantor Consents and the other instruments, documents or agreements executed and delivered by or on behalf of such Loan Parties in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc. or any Loan Party are hereinafter collectively referred to as the “Loan Party Amendment Documents”); and (iii) as to

the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Loan Party Amendment Documents to which any Loan Party is a party;

(h)       a certificate of the Secretary of CBL & Associates Properties, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL & Associates Properties, Inc. have not been modified since August 29, 2006; (ii) that attached thereto is a true and complete copy of Resolutions adopted by the Board of Directors of CBL & Associates Properties, Inc., authorizing the execution and delivery on behalf of CBL & Associates Properties, Inc. of this Amendment and the other instruments, documents or agreements executed and delivered by CBL & Associates Properties, Inc. in connection herewith (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL & Associates Properties, Inc., Inc., Borrower or any Subpartnership are hereinafter collectively referred to as the “Properties Amendment Documents”); and (iii) as to the incumbency and genuineness of the signatures of the officers of CBL & Associates Properties, Inc. executing the Properties Amendment Documents to which CBL & Associates Properties, Inc. is a party;

(i)        the opinions of Borrower’s counsel, addressed to Agent and each Lender and satisfactory in form and substance to Agent, covering such matters relating to the transaction contemplated by this Amendment as Agent may reasonably request; and

(j)        payment to Agent, for the benefit of Lenders, of all loan fees due in connection with the increase in the amount of the Commitments and this Amendment.

Upon fulfillment of the foregoing conditions precedent, this Amendment shall become effective as of the date hereof.

9.         Representations and Warranties; No Default. Borrower hereby represents and warrants to the Agent and the Lenders that:

(a)       all of Borrower’s representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of Borrower’s execution of this Amendment;

(b)       no Default or Event of Default has occurred and is continuing as of such date under any Loan Document;

(c)       Borrower and Parent have the power and authority to enter into this Amendment and to perform all of its obligations hereunder;

(d)       the execution, delivery and performance of this Amendment by Borrower and Parent have been duly authorized by all necessary corporate, partnership or other action;

(e)       the execution and delivery of this Amendment and performance thereof by Borrower and Parent do not and will not violate the Partnership Agreements or other organizational documents of Borrower or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. or Parent and do not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower, Parent, CBL Holdings I, Inc., or their respective properties; and

(f)        this Amendment, the Note, the Mortgage Amendments, the Guarantor Consents, and all other documents executed in connection herewith, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

10.       Expenses. Borrower agrees to pay, immediately upon demand by the Agent, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, the Borrower Amendment Documents, the Loan Party Amendment Documents, and the Properties Amendment Documents.

11.       Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Credit Agreement (subject to any applicable cure period set forth in the Credit Agreement) and the Agent and the Lenders shall be entitled to exercise all rights and remedies they may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

12.       References. All references in the Credit Agreement and the Loan Documents to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended hereby and as the same may hereafter be amended from time to time.

13.       Limitation of Agreement. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

14.       Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.

15.       Further Assurances. Borrower agrees to take such further action as the Agent or the Lenders shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

16.       Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

17.       Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Sixth Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

BORROWER:

CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	CBL Holdings I, Inc., a Delaware corporation, its sole
general partner

By:    /s/ Charles W.A. Willett, Jr.

Name:              Charles W. A. Willett, Jr.

Title:	Senior Vice President - Real Estate Finance

PARENT:

CBL & ASSOCIATES PROPERTIES, INC., a Delaware corporation, solely for the limited purposes set forth in Section 13.20 of the Credit Agreement.

By:    /s Charles W.A. Willett, Jr.

Name:              Charles W. A. Willett, Jr.

Title:	Senior Vice President - Real Estate Finance

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:            /s/ C. Jackson Hoover

Name:      C. Jackson Hoover

Title:        Senior Vice President

Commitment Amount:

$85,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

2859 Paces Ferry Road, Suite 1200

Atlanta, GA 30339

Attn: Loan Administration Manager

Telecopier: (770) 435-2262

Telephone: (770) 435-3800

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U.S. BANK NATIONAL ASSOCIATION

By:            /s/ Michael Raarup

Name:      Michael Raarup

Title:        Senior Vice President

Commitment Amount:

$71,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

800 Nicollet Mall

3rd Floor

Minneapolis, MN 55402

Attn: Michael Raarup

Telecopier: (612) 303-2270

Telephone: (612) 303-3586

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COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By:            /s/ Terrence P. Sweeney

Name:      Terrence P. Sweeney

Title:        Senior Vice President

By:            /s/ Jurgen Boysen

Name:      Jurgen Boysen

Title:        Senior Vice President

Commitment Amount:

$47,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Lending Office and Loan Administration:

2 World Financial Center

32nd Floor

New York, NY 10281-1050

Attention: Commercial Lending Services – 32nd Floor

Telecopier: (212) 266-7396

Telephone: (212) 266-7747

Loan Administration:

Eurohypo AG, New York Branch

1114 Avenue of the Americas

2nd Floor

New York, NY 10036

Attention: Portfolio Admin

Telecopier: (866) 267-7680

Telephone: (212) 479-5700

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WACHOVIA BANK, NATIONAL ASSOCIATION

By:            /s/ Rex Rudy

Name:      Rex E. Rudy

Title:        Managing Director

Commitment Amount:

$47,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

301 South College Street

NC - 0172

Charlotte, NC	28288-0172

Attention: Rex Rudy

Telecopier: (704) 383-6505

Telephone: (704) 383-7534

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KEYBANK NATIONAL ASSOCIATION

By:            /s/ Michael P. Szuba

Name:      Michael P. Szuba

Title:        Vice President

Commitment Amount:

$47,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Keybank REC - Institutional

127 Public Square, 6th Floor

Cleveland, OH 44114-1306

Attn: Mike Szuba

Telecopier: (216) 689-4997

Telephone: (216) 689-5984

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PNC BANK, NATIONAL ASSOCIATION

By:            /s/ Andrew T. White

Name:      Andrew T. White

Title:        Vice President

Commitment Amount:

$47,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

PNC Real Estate Finance

1600 Market Street, 30th Floor

Philadelphia, PA	19103

Attention: Andrew White

Telecopier: (215) 585-5806

Telephone: (215) 585-6123

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SUNTRUST BANK

By:            /s W. John Wendler

Name:      W. John Wendler

Title:        Senior Vice President

Commitment Amount:

$32,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Mail Code ALX 2608

8330 Boone Blvd.
8th Floor

Vienna, VA 22182-3871

Attention: John Wendler

Telecopier: (703) 442-1570

Telephone: (703) 442-1563

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ALLIED IRISH BANKS, P.L.C.

By:            /s/ Kathryn E. Murdoch

Name:      Kathryn E. Murdoch

Title:        Vice President

By:            /s/ Brian Deegan

Name:      Brian Deegan

Title:        Vice President

Commitment Amount:

$20,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Allied Irish Banks, p.l.c.

405 Park Avenue

10th Floor

New York, NY 10022

Attention: Kathryn Murdoch

Telecopier: (212) 515-6710

Telephone: (212) 515-6811

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LASALLE BANK NATIONAL ASSOCIATION

By:            /s/ Katon A. Susid

Name:      Katon A. Susid

Title:        Vice President

Commitment Amount:

$20,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

135 South LaSalle Street

Suite 1225

Chicago, Illinois	60603

Attention: Kathryn Schad

Telecopier: (312) 992-1324

Telephone: (312) 992-4908

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SOCIETE GENERALE

By:            /s/ C.H Butterworth

Name:      C. H. Butterworth

Title:        Director

Commitment Amount:

$20,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Trammell Crow Center

2001 Ross Avenue

Suite 4900

Dallas, TX 75201

Attn: Chuck Butterworth

Telecopier: (214) 979-2727

Telephone: (214) 979-2779

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UNION BANK OF CALIFORNIA N.A.

By:            /s/ Lawrence Andow

Name:      Lawrence Andow

Title:        Vice President

Commitment Amount:

$20,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Lending Office:

350 California Street

Suite 710

San Francisco, CA 94104

Attn: Larry Andow

Telecopier: (415) 433-7438

Telephone: (415) 705-5032

E-mail Address: Lawrence.Andow@uboc.com

Loan Administration:

Commercial Real Estate Loan Administration

18300 Von Karman Avenue, Suite 200

Irvine, CA	92612

Attn: Rosalind Johnson

Telecopier: (949) 553-7123

Telephone: (949) 553-7154

E-mail Address: Rosalind.Johnson@uboc.com

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WESTDEUTSCHE IMMOBILIENBANK

By:            /s/ Armin Gemmerich

Name:      Armin Gemmerich

Title:        Executive Director

Commitment Amount:

$20,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

Grosse Bieiche 46

55131 Mainz

Germany

Attention: Martin Stevener

Telecopier: 1 6131 9280 7308

Telephone: 1 6131 9280 7426

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AAREAL BANK AG

By:            /s/ Stefan Kolle

Name:      Stefan Kolle

Title:        Director

Commitment Amount:

$49,000,000.00

Lending Office (all Types of Advances) and

Address for Notices:

410 Park Ave. Suite 910

New York, NY 10022

Attention: Ralph C. Marra, Jr.

Telecopier: 917-322-0285

Telephone: 212-508-4082

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